SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                October 16, 2003

                              JACUZZI BRANDS, INC.
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             (Exact Name of Registrant as Specified in its Charter)





            Delaware                    1-14557                22-3568449
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(State of other Jurisdiction     (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                   Identification Number)




 777 S. Flagler Drive, Suite 1108, West Palm Beach, FL                  33401
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   (Address of Principal Executive Offices)                          (Zip Code)



                                 (561) 514-3838
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 12.   Disclosure of Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition." On October 16, 2003, Jacuzzi Brands, Inc. issued a press release to announce the resolution of a previously disclosed Rexair accounting issue. A copy of the press release is attached hereto as Exhibit 99.A and is hereby incorporated by reference.

                                               INDEX TO EXHIBITS


Exhibit
No.                        Description
------                     ------------

99.A                       Text of Press Release of Jacuzzi Brands, Inc., dated
                           October 16, 2003

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           JACUZZI BRANDS, INC.


Date: October 16, 2003                     By: /s/ Steven C. Barre
                                           --------------------------------
                                           Name: Steven C. Barre
                                           Title: Senior Vice President, General
                                                     Counsel and Secretary